Flexible Premium Deferred Variable Annuity

issued by: Midland National® Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated August 17, 2023 to the previously supplemented Prospectus, the Initial

Summary Prospectus, and the Updating Summary Prospectus, each Dated May 1, 2023

This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus or Summary Prospectus for future reference.

The date on which the new investment options listed below will be made available has been postponed. We now anticipate making these new investment options available for investment on or about November 1, 2023:

American Funds IS Global Balanced 4

American Funds IS The Bond Fund of America 4

Columbia VP Select Mid Cap Value 2

Columbia VP Small Cap Value 2

Fidelity VIP Energy Service 2

Franklin Global Real Estate VIP 2

Franklin VolSmart Allocation VIP 2

T. Rowe Price Equity Income Portfolio II

T. Rowe Price Mid-Cap Growth Portfolio II

Additional information about each of these investment options is located in the appendix to your Prospectus or Summary Prospectus.

A corresponding change is hereby made throughout the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus.

*                     *                    *

If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261.

Please retain this supplement for future reference.